Exhibit 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Wagner, Chief Executive Officer of The Parent Company in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to the best of my knowledge:

(1) The Parent Company’s Quarterly Report on Form 10-Q for the period ended May 3, 2008 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of The Parent Company.

In Witness Whereof, the undersigned has set his hand hereto as of the 17th day of June 2008.

/s/ Michael J. Wagner
Michael J. Wagner
Chief Executive Officer